Section 7.11 Replaces Previous Line of Credit. This Agreement and all of the documents executed in connection with the revolving credit loan evidenced hereby shall completely replace the documents evidencing and securing that certain line of credit in the maximum principal amount of $4,000,000.00 previously granted by Lender to Borrowers on or about August 16, 2023. Such $4,000,000.00 line of credit shall be paid to $0.00 with the proceeds hereof and closed. BORROWERS REPRESENT, WARRANT AND CERTIFY TO THE BANK IHA T THEY HAVE READ ALL OF THIS AGREEMENT AND UNDERSTAND ALL OF ITS PROVISIONS. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written. BORROWERS: BANK: 4202603-4 19 Glenbrook Building Supply, Inc. a Delaware corporation By: /s/ Ronald A. Schumacher Ronald A. Schumacher Its: Executive Chairman/President Edgebuilder, Inc. a Delaware corporation By: /s/ Ronald A. Schumacher Ronald A. Schumacher Its: Executive Chairman/President Premier Bank, a Minnesota corporation By: /s/ Brian L. Carnes Brian L. Carnes Its: President – Roseville Office ad Chief Credit Officer